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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the inclusion in this registration statement on Form S-4 (File No. 333-43691) of our report dated March 24, 1995, on our audit of the financial statements of Kevco, Inc. for the year ended December 31, 1994. We also consent to the reference to our firm under the caption "Experts."

/s/ Rylander, Clay & Opitz, L.L.P.
Fort Worth, Texas

January 21, 1998